SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or 12(g) of the
                         Securities Exchange Act of 1934



                                SFB Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

           Tennessee                                            62-1683732
---------------------------------------------------    ---------------------------------------------
(State of incorporation or organization)                       (IRS Employer
                                                            Identification No.)

632 East Elk Avenue
Elizabethton, Tennessee                                         37643-3378
---------------------------------------------------    ---------------------------------------------
(Address of principal executive offices)                        (Zip Code)

If this  Form  relates  to the  registration  of a     If this Form relates to the registration of a
class of debt  securities and is effective upon        class of debt securities  and is to become
filing  pursuant to General  Instruction               effective simultaneously   with  the
A(c)(1) please check the following box. |_|            effectiveness of a concurrent registration
                                                       statement under the Securities Act of 1933
                                                       pursuant to General Instruction A(c)(2)
                                                       please check the following box.  |_|

       Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE


              Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $0.10 per share
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                                (Title of class)

Item 1. Description of Registrant's Securities to be Registered

         The information set forth under the captions "Restrictions on Acquisition of SFB Bancorp, Inc." and "Description of Capital Stock" in the registrant's Prospectus included in Part I of the registrant's Registration Statement on Form SB-2 originally filed with the Securities and Exchange Commission on March 18, 1997 and amended on April 9, 1997 (File No. 333-23505), is hereby incorporated by reference in response to this Item 1. Information set forth under the captions "Restrictions on Acquisition of SFB Bancorp, Inc." and "Description of Capital Stock" contained in a prospectus relating to SEC File No. 333-23505 and subsequently filed by the registrant pursuant to 17 C.F.R.
ss.230.424(b) shall be deemed to be incorporated by reference into this registration statement.

Item 2. Exhibits

Exhibit             Description
-------             -----------

   1 Copies of the last Annual Report filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Act") or if unavailable, the latest registration statement filed pursuant to Section 12(b) or (g) of the Act, or pursuant to the Securities Act of 1933. (Incorporated by reference to the Registration Statement on Form SB-2 filed pursuant to the Securities Act of 1933 on March 18, 1997 and amended on April 9, 1997, file number 333-23505).

   2* Copies of all current, quarterly, or semi-annual reports filed pursuant to Section 13 or 15(d) of the Act since the end of the fiscal year, or if none, since the effective date of the latest registration statement so filed.

   3*               Copies  of  the  latest   definitive   proxy   statement  or
                    information statement filed pursuant to Section 14 of the Act.

   4 Copies of the charter and bylaws, or other instruments corresponding thereto, and any other documents defining the rights of holders of securities. (Incorporated by reference to Exhibits 3(i) (Certificate of Incorporation) and 3(ii) (Bylaws) of the Exhibits to the Registration Statement on Form SB-2 filed pursuant to the Securities Act of 1933 on March 18, 1997 and amended on April 9, 1997, file number 333-23505).

------------------------
*  Not applicable or does not apply to registrant.

Exhibit             Description
-------             -----------

   5 Specimens or copies of each security to be registered (Incorporated by reference to Exhibit 4 of the Registration Statement on Form SB-2 filed pursuant to the Securities Act of 1933 on March 18, 1997 and amended on April 9, 1997, file number 333-23505).

   6* Copies of the last Annual Report submitted to stockholders by the registrant or its predecessors.

------------------------
*  Not applicable or does not apply to registrant.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       SFB BANCORP, INC.

Date:     May 20, 1997                 By /s/Peter W. Hampton
          ------------                    --------------------------------------
                                          Peter W. Hampton, President
                                          (Duly authorized representative)